                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 15, 2002


                                 VALICERT, INC.
             (Exact name of registrant as specified in its charter)

                               -----------------


             Delaware                       000-31109           94-3297861
---------------------------------- ------------------------- -------------------
  (State or other jurisdiction of   (Commission File Number)  (IRS Employer
          incorporation)                                     Identification No.)

                               -----------------


                            339 North Bernardo Avenue
                         Mountain View, California 94043
               (Address of principal executive offices) (Zip Code)

                               -----------------

       Registrant's telephone number, including area code: (650) 567-5400




                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Matters.

     a) The information set forth in our press releases dated November 15, 2001, December 24, 2001, and January 8, 2002, which are attached as Exhibits 99.1, 99.2, and 99.3, respectively, to this Current Report on Form 8-K, are incorporated herein by reference.

     b) A class action lawsuit was filed on December 3, 2001 in the United States District Court for the Southern District of New York on behalf of purchasers of ValiCert common stock alleging violations of federal securities laws. Lachance v. ValiCert, Inc. et al., No. 01-CV-10889 (SAS) (S.D.N.Y.), related to In re Initial Public Offerings Securities Litigation, No. 21 MC 92
(SAS). The case is brought purportedly on behalf of all persons who purchased common stock of ValiCert (the "Company") from July 27, 2000 through December 6, 2000. The complaint names as defendants the Company; Joseph (Yosi) Amram, President, Chief Executive Officer, and member of the Board of Directors; Timothy Conley, Vice President, Finance and Chief Financial Officer; and an investment banking firm that served as an underwriter for the Company's initial public offering in July 2000.

        The complaint alleges violations of Section 11 and 15 of the Securities Act of 1933 against all defendants, and Section 10(b) of the Securities Exchange Act of 1934 against the underwriter, on the grounds that the prospectus incorporated in the registration statement for the offering failed to disclose, among other things, that (i) the underwriter had solicited and received excessive and undisclosed commissions from certain investors in exchange for which the underwriter allocated to those investors material portions of the shares of the Company's stock sold in the initial public offering, and (ii) the underwriter had entered into agreements with customers whereby the underwriter agreed to allocate shares of the Company's stock sold in the initial public offering to those customers in exchange for which the customers agreed to purchase additional shares of the Company's stock in the aftermarket at pre-determined prices. No specific damages are claimed.

        We are aware that similar allegations have been made in lawsuits relating to more than 300 other initial public offerings conducted in 1999 and 2000. Those cases have been consolidated for pretrial purposes before the Honorable Judge Shira A. Scheindlin. Defendants' time to respond to the complaints has been stayed pending a plan for further coordination. Management believe that the allegations against the Company and its officers and directors are without merit and intend to contest them vigorously. However, the litigation is in the preliminary stage, and its outcome cannot be predicted. The litigation process is inherently uncertain. If the outcome of the litigation is adverse to the Company and if, in addition, the Company was required to pay significant monetary damages, its business would be significantly harmed.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

Exhibit No.      Description
-----------      -----------

   99.1 Press Release dated November 15, 2001 regarding closing of $5,000,000 equity financing.

   99.2 Press Release dated December 24, 2001 regarding acquisition of certain assets of Tradenable Inc.

   99.3 Press Release dated January 8, 2002 regarding preliminary fourth quarter results and restructuring of the company's business.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      VALICERT, INC.

Date:  January 15, 2002               By:  /s/ Timothy G. Conley
                                           -------------------------------------
                                           Timothy G. Conley
                                           Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.        Description
-----------        -----------

   99.1 Press Release dated November 15, 2001 regarding closing of $5,000,000 equity financing.

   99.2 Press Release dated December 24, 2001 regarding acquisition of certain assets of Tradenable Inc.

   99.3 Press Release dated January 8, 2002 regarding preliminary fourth quarter results and restructuring of the company's business.